                                                                   EXHIBIT 10.35


                              QUANTA SERVICES, INC.
                                   TERM SHEET
                    ANNUAL INCENTIVE PLAN 2005 - FIELD UNITS

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Participants                    Employees will be selected to participate in the
                                Annual Incentive plan annually at the discretion of the CEO with the approval of the Compensation Committee.
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Target Incentive                o  Target incentive ranges have been or will be
                                   developed for each participant in the Plan.

                                o Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.
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Performance Measures            o  The Annual Incentive for each Operating Unit
                                   will be based on an operating income target to be approved by the Compensation Committee annually.

                                o For purposes of the plan, operating income will be operating income less interest expense, net of interest income and excluding gains or losses on sales of property and equipment.

                                o  There will be no discretionary portion for
                                   the annual incentive.
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Incentive Determination            PERCENTAGE OF TARGET/     INCENTIVE AS A % OF
                                    OBJECTIVE OBTAINED        TARGET INCENTIVE
                                   ---------------------------------------------
                                       Less than 75%                  0%
                                   ---------------------------------------------
                                            75%                      25%
                                   ---------------------------------------------
                                            80%                      40%
                                   ---------------------------------------------
                                            85%                      55%
                                   ---------------------------------------------
                                            90%                      70%
                                   ---------------------------------------------
                                            95%                      85%
                                   ---------------------------------------------
                                           100%                     100%
                                   ---------------------------------------------
                                           150%                     150%
                                   ---------------------------------------------
                                      200% or greater               200%
                                   ---------------------------------------------

                                o Subject to the limitations described below, the amount of incentive will be determined based on the table above.

                                o  The salary to be used in the incentive
                                   calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

                                o When performance falls between the designated points in the table, the incentive will be determined by interpolation.
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Limitations                     o  The bonus calculation is subject to the
                                   following limitations; sequenced as follows:
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                                   Step 1:

                                   Is target bonus pool > 10% of the operating income (as defined).

                                       If Yes, Go to Step 2.

                                       If No, use the above chart. Any bonus
                                       earned (for the aggregate pool) is
                                       limited to 10% of operating income.
                                       Further, any individual bonuses are
                                       capped at 200% of the target bonus.

                                   Step 2:

                                   a. Any bonus earned (for the aggregate pool) is limited to 10% of the operating income (as defined).

                                   b. For every dollar of operating income (as defined) in excess of the operating income goal, $.25 will be contributed to the bonus pool.

                                   This contribution is limited to 100% of the target bonus for each of the pool participants via the aggregate of a. and b.

                                o  Any calculated incentive will be
                                   subject to (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

                                o  A participant must be employed by the
                                   company on the date the bonus is paid. Any
                                   participant not employed by the company on
                                   the payment date forfeits any and all rights
                                   to such bonus. It is the company's intention
                                   to pay bonuses earned under the plan in March following the end of the calculation period.
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Incentive Payout                Any incentive earned under the Annual Incentive
                                Plan is intended to be paid in cash.
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                              QUANTA SERVICES, INC.
                                   TERM SHEET
                     ANNUAL INCENTIVE PLAN 2005 - CORPORATE

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Participants                    Employees will be selected to participate in
                                the Annual Incentive Plan at the discretion of
                                the CEO with the approval of the Compensation
                                Committee.
--------------------------------------------------------------------------------
Target Incentive                o  Target incentive ranges have been or will be
                                   developed for each participant in the Plan.

                                o Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.
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Performance Measures            o  The annual incentive will be based on an
                                   operating income target to be determined annually by the Compensation Committee. This target will be adjusted, as appropriate, at the discretion of the Compensation Committee to take into account any business acquisitions or divestitures during the Plan year.

                                o For purposes of the plan, operating income will be operating income less interest expense, net of interest income.

                                o  There will be no discretionary portion for
                                   the annual incentive.
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Incentive Determination            PERCENTAGE OF TARGET/     INCENTIVE AS A % OF
                                     OBJECTIVE OBTAINED       TARGET INCENTIVE
                                   ---------------------------------------------
                                       Less than 75%                   0%
                                   ---------------------------------------------
                                            75%                       25%
                                   ---------------------------------------------
                                            80%                       40%
                                   ---------------------------------------------
                                            85%                       55%
                                   ---------------------------------------------
                                            90%                       70%
                                   ---------------------------------------------
                                            95%                       85%
                                   ---------------------------------------------
                                           100%                      100%
                                   ---------------------------------------------
                                           150%                      150%
                                   ---------------------------------------------
                                      200% or greater                200%
                                   ---------------------------------------------

                                o The amount of incentive earned will be based on the table above.

                                o The salary to be used in the calculation will be the base salary in effect on the December 31 immediately preceding the date of the calculation.

                                o When performance falls between the designated points in the table, the incentive will be determined by interpolation.
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Limitations                     o  Any calculated incentive will be subject to
                                   (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial
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                                   stability of the company and (ii) approval by
                                   the Compensation Committee.

                                o A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company's intention to pay bonuses earned under the plan in March following the end of the calculation period.
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Incentive Payout                Any incentive earned under the Annual Incentive
                                Plan is intended to be paid in cash.
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                              QUANTA SERVICES, INC.
                                   TERM SHEET
                 SUPPLEMENTAL INCENTIVE PLAN 2005 - FIELD UNITS

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Participants                    o  Employees will be selected to participate in
                                   the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

                                o For purposes of the supplemental incentive, Field Unit participants will be classified into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.
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Target Incentive                Each participant will be assigned a target
                                supplemental incentive expressed as a dollar
                                value annually.
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Performance Measures            PERFORMANCE AWARD

                                o Fifty percent of a participant's supplemental incentive value will be based on Modified Return on Asset (MROA) performance versus target.

                                o  MROA will be calculated by dividing net
                                   operating income (excluding gains or losses on sales of property and equipment ) by total assets. Operating Income is defined as operating income before goodwill amortization plus/minus the annual/quarterly insurance true-up adjustment and includes any top-side entries that are specific to an individual operating unit. Total assets will be based on the quarterly average for the fiscal year excluding inter-company accounts and cash on hand.

                                DISCRETIONARY AWARD

                                For 2005, the remaining fifty percent of the supplemental incentive will, in lieu of a discretionary component, be based on the following:

                                o  Safety:

                                    >  Each Operating Unit has a "Total Incident
                                       Injury Rate" ("TIIR") target. Subject to each participant's ethical behavior and compliance with the Code of Ethics and Business Conduct, one-half of the discretionary award will be based on achieving the TIIR target.

                                    >  Each Operating Unit's performance will be
                                       measured against the "Safety Severity
                                       Rating Index", which analyzes job-related
                                       incidents taking into account both the
                                       work status of the injured employee and
                                       the incurred insurance reserves
                                       associated with the incident. Subject to
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                                       each participant's ethical behavior and
                                       compliance with the Code of Business
                                       Conduct, one- half of the discretionary
                                       award will be based on the Operating
                                       Unit's Safety Severity Rating. Operating
                                       Unit's that achieve a score of 0 to 74
                                       points will earn 100% of this component
                                       of the award, and Operating Unit's that
                                       achieve a score of 75 to 149 points will
                                       earn 75% of this component of the award.
                                       No award is earned under this component
                                       of this plan if an operating unit's score
                                       exceeds 149.
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Incentive Determination            PERCENTAGE OF TARGET/     INCENTIVE AS A % OF
                                    OBJECTIVE OBTAINED        TARGET INCENTIVE
                                   ---------------------------------------------
                                       Less than 75%                  0%
                                   ---------------------------------------------
                                             75%                     25%
                                   ---------------------------------------------
                                             80%                     40%
                                   ---------------------------------------------
                                             85%                     55%
                                   ---------------------------------------------
                                             90%                     70%
                                   ---------------------------------------------
                                             95%                     85%
                                   ---------------------------------------------
                                             100%                   100%
                                   ---------------------------------------------
                                             150%                   150%
                                   ---------------------------------------------
                                       200% or greater              200%
                                   ---------------------------------------------

                                o The Performance Award will be determined according to the table above.

                                o When performance falls between the designated points in the table, the incentive will be determined by interpolation.
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Limitations                     o  Any calculated incentive will be subject to
                                   (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

                                o In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

                                o  A participant must be employed by the
                                   company on the date the bonus is paid. Any
                                   participant not employed by the company on
                                   the payment date forfeits any and all rights
                                   to such bonus. It is the company's intention
                                   to pay bonuses earned under the plan in March following the end of the calculation period.
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Incentive Payout                o  Stock Eligible participants, at the election
                                   of the CEO with approval by the Compensation
                                   Committee, may receive any incentive earned
                                   under the Supplemental plan in cash,
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                                   restricted stock or a combination thereof.
                                   Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.25 and then that amount will be divided by the current stock price to determine the number of shares Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.


                                o Cash-only Eligible participants will receive any incentive earned for the year in cash.
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

                              QUANTA SERVICES, INC.
                                   TERM SHEET
                  SUPPLEMENTAL INCENTIVE PLAN 2005 - CORPORATE

--------------------------------------------------------------------------------
Participants                    o  Employees will be selected to participate in
                                   the Supplemental Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

                                o For purposes of the supplemental incentive, Corporate participants will be classified annually into two categories: Stock Eligible or Cash-only Eligible participants, at the discretion of the CEO with the approval of the Compensation Committee.
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Performance Measures            PERFORMANCE AWARD

                                Fifty percent of a participant's supplemental incentive value will be based on return on equity after eliminating the effects of goodwill
                                (ROE) versus the target for the year. This target will be determined annually by the Compensation Committee. The target will be adjusted as appropriate, at the discretion of the Compensation Committee, to take into account any business acquisitions or dispositions during the Plan year.

                                DISCRETIONARY AWARD

                                The remaining fifty percent of a participant's supplemental incentive value will be determined on a discretionary basis. The Discretionary Award will be based on obtaining pre-established objectives established for each participant for the year and on exhibiting ethical behavior and compliance with the Code of Ethics and Business Conduct.

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Incentive Determination            PERCENTAGE OF TARGET/     INCENTIVE AS A % OF
                                    OBJECTIVE OBTAINED         TARGET INCENTIVE
                                   ---------------------------------------------
                                       Less than 75%                  0%
                                   ---------------------------------------------
                                            75%                      25%
                                   ---------------------------------------------
                                            80%                      40%
                                   ---------------------------------------------
                                            85%                      55%
                                   ---------------------------------------------
                                            90%                      70%
                                   ---------------------------------------------
                                            95%                      85%
                                   ---------------------------------------------
                                           100%                     100%
                                   ---------------------------------------------
                                           150%                     150%
                                   ---------------------------------------------
                                     200% or greater                200%
                                   ---------------------------------------------

                                o The Performance Award will be determined according to the table above.

                                o When performance falls between the designated points in the table, the incentive will be determined by interpolation.
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Limitations                     o  Any calculated incentive will be subject to
                                   (i) assessment of overall company performance to ensure that payout of calculated incentives will not jeopardize the financial stability of the company and (ii) approval by the Compensation Committee.

                                o In any year, stock awarded under this and all other plans shall not exceed 1% of the outstanding stock. The Compensation Committee and the Board of Directors will review this limitation annually.

                                o A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company's intention to pay bonuses earned under the plan in March following the end of the calculation period.
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Incentive Payout                o  Stock Eligible participants, at the election
                                   of the CEO with approval by the Compensation
                                   Committee, may receive any incentive earned under the Supplemental plan in cash, restricted stock or a combination thereof. Subject to the above limitations, the portion of the incentive awarded in restricted stock will be multiplied by 1.25 and then that amount will be divided by the current stock price to determine the number of shares. Any shares awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock awards are forfeited.

                                o Cash-only Eligible participants will receive any incentive earned for the year in cash.
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                              QUANTA SERVICES, INC.
                                   TERM SHEET
                     DISCRETIONARY INCENTIVE PLAN 2005 - ALL

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Discretionary Payout            Annually, the Compensation Committee shall
                                establish a discretionary incentive pool that will be available to reward exceptional performance. This pool will be awarded at the discretion of the CEO, with the Compensation Committee's approval, in cash, restricted stock, or a combination thereof. A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company's intention to pay bonuses earned under the plan in March following the end of the calculation period.
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